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Exhibits 10.24

AMENDMENT NO. 03 TO THE LOAN AND SECURITY AGREEMENT
DATED March 21, 2005

Dated April 11, 2007

        This Amendment No. 03 ("Amendment 03") to that certain Loan and Security Agreement No. 4611 dated March 21, 2005, as amended by Amendment No. 01 to Loan and Security Agreement No. 4611 and Amendment No. 02 to Loan and Security Agreement No. 4611 (the "Agreement") is entered into as of April 11, 2007, by and between Lighthouse Capital Partners V, L.P. ("Lender") and NovaCardia, Inc., a Delaware corporation ("Borrower").

        WHEREAS, Borrower and Lender have previously entered into the Agreement; and

        WHEREAS, Borrower has requested Lender provide additional term loan financing in the amount of $15,000,000 and restructure the terms of its existing term loan financing with Lender; and

        WHEREAS, Lender has agreed to do so under the Agreement, subject to all of the terms and conditions hereof and of the Agreement;

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree to modify the Agreement and to perform such other covenants and conditions as follows:

        (All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

I.    Section 1.1, the following definitions shall be added to the Agreement:

"Amendment 01" means Amendment No. 01 dated July 14, 2006 to the Loan and Security Agreement dated March 21, 2005.

"Amendment 02" means Amendment No. 02 dated September 11, 2006 to the Loan and Security Agreement dated March 21, 2005.

"Amendment 03" means Amendment No. 03 to the Loan and Security Agreement dated March 21, 2005.

"Amendment 03 Effective Date" means April 11, 2007.

"Commitment One" means $5,000,000.

"Commitment Three" means $15,000,000, of which a minimum of $5,000,000 shall be drawn on the Amendment 03 Effective Date.

"New Warrant" mean the Warrant in favor of Lender to purchase securities of Borrower, substantially in the form of Exhibit C-1 attached to Amendment 03 and issued in conjunction with Commitment Three.

II.    Section 1.1, each of the following definitions of the Agreement shall be deleted in its entirety and replaced with the following:

"Basic Rate" means a variable per annum rate of interest equal to the Index plus the Interest Margin which shall be subject to upward or downward adjustment as effective as of the day the Index is changed. On and after the Loan Commencement Date the Basic Rate shall be fixed and not subject to any further adjustments. Notwithstanding the foregoing, in no event shall the Basic Rate be less than 9.75%.

"Commitment" means collectively, Commitment One, the Bridge Loan Commitment, and Commitment Three.

"Commitment Fee" means (i) $10,000 in conjunction with Commitment One, and (ii) $10,000 in conjunction with Commitment Three.

"Commitment Termination Date" means the earliest to occur of (i) for Advances under Commitment One, September 1, 2005; (ii) for Advances under the Bridge Loan Commitment, the Bridge Loan Commitment Termination Date; (iii) for Advances under Commitment Three, September 1, 2007; (iv) any Default or Event of Default, or (v) in Lender's reasonable judgment, any adverse change in the management or composition of Borrower's Board of Directors.

"Incumbency Certificate" means the document in the form of Exhibit E of the Agreement and in the form of Exhibit E-1 attached to Amendment 03.

"Interest Margin" means (A) for Advances under Commitment One, (i) prior to September 1, 2005, 4% per annum; (ii) on and after September 1, 2005 and prior to the Amendment 03 Effective Date, 1.75% per annum; (iii) on and after the Amendment 03 Effective Date and prior to the Loan Commencement Date, 4.25% per annum; and (iv) on and after the Loan Commencement Date, 1.5% per annum and (B) for Advances under Commitment Three, (i) on and after the Amendment 03 Effective Date and prior to the Loan Commencement Date, 4.25% per annum; and (ii)on and after the Loan Commencement Date, 1.5% per annum.

"Loan Commencement Date" means January 1, 2008.

"Loan Documents" means, collectively, the Agreement, Amendment 01, Amendment 02, Amendment 03, the Warrants, the Notes and all other documents, instruments and agreements entered into between Borrower and Lender in connection with the Loan, all as amended or extended from time to time.

"Note" means (i) a Secured Promissory Note in the form of Exhibit B attached to this Agreement for Advances funded under Commitment One; (ii) the Bridge Loan Note; and (iii) a Secured Promissory Note in the form of Exhibit B-1 attached to Amendment 03 for Advances funded under Commitment Three.

"Notice of Borrowing" means the form attached to Amendment 03 as Exhibit D-1 for Advances under Commitment Three. Lender acknowledges and agrees that Borrower may submit a Notice of Borrowing on or prior to the Amendment 03 Effective Date with respect to Advances to be made on that date, notwithstanding Section 3.2 of this Agreement.

"Warrants" means (i) means a Warrant in favor of Lender to purchase securities of Borrower substantially in the form of Exhibit C to this Agreement; (ii) the Warrant issued in conjunction with the Bridge Loan Commitment; and (iii) the New Warrant.

III.    Section 3, Conditions of Advances; Procedure for requesting Advances

The following new Section 3.3 shall be added to the Agreement:

3.3    Conditions Precedent to Initial Advance under Commitment Three:

          (a)   Amendment 03 duly executed by Borrower.

          (b)   The New Warrant to be issued to Lender duly executed by Borrower.

          (c)   An officer's certificate of each Borrower with copies of the following documents attached: (i) the certificate of incorporation and by-laws or other organizational documents of Borrower certified by Borrower as being in full force and effect as of the Amendment 03 Effective Date, (ii) incumbency and representative signatures, and (iii) resolutions authorizing the execution and delivery of Amendment 03 and each of the other Loan Documents.

          (e)   A good standing certificate from Borrower's state of incorporation or formation and the state in which Borrower's principal place of business is located, together with certificates of the applicable governmental authorities stating that Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date.

          (f)    All necessary consents of shareholders, members, and other third parties with respect to the execution, delivery and performance of this Agreement, Amendment 03, the New Warrant, and the other Loan Documents.

          (g)   Borrower shall have satisfied all the conditions set forth in Section 3.1 and 3.2 of this Agreement.

          (h)   Borrower reaffirms the representations and warranties made to Lender in this Agreement as of the date hereof as though fully set forth herein, as amended by the amended Disclosure Schedule attached hereto.

IV.    Section 12, General Provisions

Section 12.9 of the Agreement shall be deleted and replaced with the following:

12.9    No Original Issue Discount. Borrower and Lender acknowledge and agree that the Warrants are part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code, which includes the Loan. Borrower and Lender further agree as between them, that they will cooperate with each other in determining the fair market value of the Warrants and that, pursuant to Treas. Reg. § 1.1273-2(h), a portion of the issue price of the investment unit will be allocable to the Warrants and the balance shall be allocable to the Loans. Borrower and Lender agree to prepare their federal income tax returns in a manner consistent with the foregoing and to cooperate with each other in determining such valuation and allocation approach and methodology, pursuant to Treas. Reg. § 1.1273.

V.    Promissory Note Restructure. The repayment terms of the Note dated September 1, 2005 shall be modified as set forth below and shall be effective as of the Amendment 03 Effective Date:

In the Note, dated September 1, 2005, the following definitions shall be deleted and replaced with the following:

"Basic Rate" means a variable per annum rate of interest equal to the Index plus the Interest Margin which shall be subject to upward or downward adjustment effective as of the day the Index is changed. On and after the Loan Commencement Date the Basic Rate shall be fixed and not subject to any further adjustments. Notwithstanding the foregoing, in no event shall the Basic Rate be less than 9.75%.

"Final Payment" means 5.25% of the Advance.

"Interest Margin" means (i) from September 1, 2005 to the Amendment 03 Effective Date, 1.75% per annum; (ii) from the Amendment 03 Effective Date to December 31, 2007, 4.25% per annum; and (iii) on and after the Loan Commencement Date, 1.5% per annum.

"Loan Commencement Date" means January 1, 2008.

Notwithstanding the foregoing, there shall be no rebate of any principal payments made prior to the revised Loan Commencement Date for the Note as set forth above. Effective on the Amendment 03 Effective Date, the Basic Rate shall again be subject to adjustment, subject to the terms of the Note referenced above and this Section V and on the revised Loan Commencement Date, the Note shall again amortize for a new 36 month Repayment Period.

VI.    Disclosure Schedule. The Disclosure Schedule is hereby amended and restated in the form attached to this Amendment 03.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:		LENDER:
NOVACARDIA, INC.		LIGHTHOUSE CAPITAL PARTNERS V, L.P.
		By:	LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner
By:	/s/ JOHN E. CRAWFORD	By:	/s/ THOMAS CONNEELY
Name:	John E. Crawford	Name:	Thomas Conneely
Title:	Chief Financial Officer	Title:	Vice President

Exhibit B-1

        [                        ]

Secured Promissory Note

This Secured Promissory Note (this "Note") is made                        , 2007, by NovaCardia, Inc. ("Borrower") in favor of Lighthouse Capital Partners V, L.P. (collectively with its assigns, "Lender"). Initially capitalized terms used and not otherwise defined herein are defined in that certain Loan and Security Agreement No. 4611 between Borrower and Lender dated March 21, 2005, as amended (the "Loan Agreement").

For Value Received, Borrower promises to pay in lawful money of the United States, to the order of Lender, at 500 Drake's Landing Road, Greenbrae, California 94904, or such other place as Lender may from time to time designate ("Lender's Office"), the principal sum of $                        (the "Advance"), including interest on the unpaid balance and all other amounts due or to become due hereunder according to the terms hereof and of the Loan Agreement.

"Basic Rate" means a variable per annum rate of interest equal to the Index plus the Interest Margin which shall be subject to upward or downward adjustment effective as of the day the Index is changed. On and after the Loan Commencement Date the Basic Rate shall be fixed and not subject to any further adjustments. Notwithstanding the foregoing, in no event shall the Basic Rate be less than 9.75%.

"Final Payment" means 5.25% of the Advance.

"Index" means the prevailing variable Prime Rate of annual interest as quoted from time to time in the western edition of the Wall Street Journal.

"Interest Margin" means (i) prior to the Loan Commencement Date, 4.25% per annum; or (ii) at the Loan Commencement Date, 1.5% per annum.

"Loan Commencement Date" means January 1, 2008.

"Maturity Date" means the last day of the Repayment Period, or if earlier, the date of prepayment under the Note.

"Payment Date" means the first day of each calendar month.

"Repayment Period" means the period beginning on the Loan Commencement Date and continuing for 36 calendar months.

1.    Repayment. Borrower shall pay principal and interest due hereunder from the Funding Date, until this Note is paid in full, on each Payment Date pursuant to the terms of the Loan Agreement and this Note. Prior to the Loan Commencement Date, Borrower shall pay to Lender, monthly in advance on each Payment Date, interest calculated using the Basic Rate prevailing on the first business day of such calendar month. Beginning on the Loan Commencement Date and on each Payment Date thereafter during the Repayment Period, Borrower shall make equal installments of principal and interest in advance, calculated at the Basic Rate. On the Maturity Date, Borrower shall pay, in addition to all unpaid principal and interest outstanding hereunder, the Final Payment.

2.    Interest. Interest not paid when due will, to the maximum extent permitted under applicable law, become part of principal, at Lender's option, and thereafter bear like interest as principal. Interest shall be computed on the basis of a 360 day year. All Obligations not paid when due shall bear interest at the Default Rate unless waived in writing by Lender. All amounts paid hereunder will be applied to the Obligations in Lender's discretion and as provided in the Loan Agreement.

3.    Voluntary Prepayment. Borrower may prepay this Note if and only if Borrower pays to Lender (i) the outstanding principal amount of this Note and any unpaid accrued interest; (ii) the Final Payment; and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to this Note.

4.    Collateral. This Note is secured by the Collateral.

5.    Waivers. Borrower, and all guarantors and endorsers of this Note, regardless of the time, order or place of signing, hereby waive notice, demand, presentment, protest, and notices of every kind, presentment for the purpose of accelerating maturity, diligence in collection, and, to the fullest extent permitted by law, all rights to plead any statute of limitations as a defense to any action on this Note.

6.    Choice of Law; Venue. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA. BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

7.    Miscellaneous. This Note may be modified only by a writing signed by Borrower and Lender. Each provision hereof is severable from every other provision hereof and of the Loan Agreement when determining its legal enforceability. Sections and subsections are titled for convenience, and not for construction. "Hereof," "herein," "hereunder," and similar words refer to this Note in its entirety. "Or" is not necessarily exclusive. "Including" is not limiting. The terms and conditions hereof inure to the benefit of and are binding upon the parties' respective permitted successors and assigns. This Note is subject to all the terms and conditions of the Loan Agreement.

In Witness Whereof, Borrower has caused this Note to be executed by a duly authorized officer as of the day and year first above written.

NOVACARDIA, INC.
BY:

NAME:

TITLE:

Exhibits C-1

New Warrant

Exhibit D-1

Notice of Borrowing

                    ,

Lighthouse Capital Partners V, L.P.
500 Drake's Landing Road
Greenbrae, CA 94904-3011

Ladies and Gentlemen:

        Reference is made to the Loan and Security Agreement No. 4611 dated as of March 21, 2005 (as it has been and may be amended from time to time, the "Loan Agreement," initially capitalized terms used herein as defined therein), between Lighthouse Capital Partners V, L.P. and NovaCardia, Inc. (the "Company")

        The undersigned is the President and CEO of the Company, and hereby irrevocably requests an Advance under the Loan Agreement, and in that connection certifies as follows:

        1.     The amount of the proposed Advance is $                        . The business day of the proposed Advance is                         .

        2.     The Loan Commencement Date for this Advance shall be January 1, 2008.

        3.     As of this date, no Event of Default, or event which with notice or the passage of time would constitute an Event of Default, has occurred and is continuing, or will result from the making of the proposed Advance, and the representations and warranties of the Company contained in Section 5 of the Loan Agreement are true and correct in all material respects (as amended by the amended Disclosure Schedule delivered in connection with Amendment 03).

        4.     No event that could reasonably be expected to have a material adverse effect on the ability of Company to fulfill its obligations under the Loan Agreement has occurred since the date of the most recent financial statements, submitted to you by the Company.

        The Company agrees to notify you promptly before the funding of the Advance if any of the matters to which I have certified above shall not be true and correct on the Funding Date.

Very truly yours,
NOVACARDIA, INC.
BY:

NAME:

TITLE:

Exhibit E-1

Incumbency Certificate

        The undersigned, John E. Crawford, hereby certifies that:

1.    He/She is the duly elected and acting Secretary of NovaCardia, Inc., a Delaware corporation (the "Company").

2.    That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE
Randall E. Woods	President and CEO

John E. Crawford	Chief Financial Officer and Secretary

3.    Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4.    Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5.    Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company's execution, delivery and performance of a loan facility with Lighthouse Capital Partners V, L.P.

        IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on April 11, 2007.

NOVACARDIA, INC.
BY:

NAME:	JOHN E. CRAWFORD
TITLE:	SECRETARY

        I, the President and CEO of the Company, do hereby certify that John E. Crawford is the duly qualified, elected and acting Secretary of the Company and that the above signature is his or her genuine signature.

        IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer's Certificate on April 11, 2007.

NOVACARDIA, INC.
BY:

NAME:	RANDALL E. WOODS
TITLE:	PRESIDENT AND CEO

Schedule 1

Disclosure Schedule

Deposit and Securities Accounts

	Account Information:	Contact Information for Account:
Account Number 1	Company Name: Silicon Valley Bank
Address: 4445 Eastgate Mall, Suite 110
City, State, Zip: San Diego, CA 92121
Phone: (858) 784-3300
Fax: (858) 622-1424
Type of Account: Corporate Checking
	Account number: XXXXXXXXXXX	Contact Name: Deanna Mihalinec Phone: (858) 784-3324 Fax: (858) 622-1424 E-mail: dmihalinec@svbank.com
Account Number 2
Company Name: Capital Advisors
Group/State Street Bank
Address: 389 Passaic Ave.
City, State, Zip: Fairfield, NJ 07004
Phone: (973) 808-0869
Fax: (973) 808-0783
Type of Account: Money Market/Investment
	Account number: XXXXXX	Contact Name: Glen T. Fuzy Phone: (973) 808-0869 Fax: (973) 808-0783 E-mail: gfuzy@capitaladvisors.com.
Account Number 3	Company Name: Comerica Bank Address: 11943 El Camino Real, Suite 350B City, State, Zip: San Diego, CA 92130 Phone: Fax: (858) 509-2360 Type of Account: Checking Account number: XXXXXXXXXX	Contact Name: Danielle Dunwell Phone: Fax: (858) 509-2360 E-mail:
Account Number 4	Company Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	Contact Name: Phone: Fax: E-mail:

Permitted Liens

Existing Liens

        None

Subsidiaries

        None

Litigation and Administrative Proceedings

        None

Business Premises

        [TO BE PROVIDED BY BORROWER—indicate street address and landlord contact information]

	Each Location Address where Lighthouse Capital Partners has financed assets:	Landlord/Property Management Information:
Current Headquarters (Location 1)	Contact Name: Randall Woods Address: 12651 High Bluff Drive, Suite 200 City, State, Zip: San Diego, CA 92130 Phone: (858) 509-0455 Fax:	Contact Name: Deanna Delaney Company Name: Coast Income Properties, Inc. Address: 4350 La Jolla Village Drive, Suite 150 City, State, Zip: San Diego, CA 92122 Phone: (858) 587-9192 Fax: (858) 587-0576
Location 2	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:
Location 3	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:

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AMENDMENT NO. 03 TO THE LOAN AND SECURITY AGREEMENT DATED March 21, 2005